Pacer Trendpilot Fund of Funds ETF
Schedule of Investments
July 31, 2024 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
Pacer Trendpilot 100 ETF (a)	137,471	$9,819,554
Pacer Trendpilot International ETF (a)	341,217	10,127,764
Pacer Trendpilot US Bond ETF (a)	490,386	10,044,674
Pacer Trendpilot US Large Cap ETF (a)	198,732	10,004,169
Pacer Trendpilot US Mid Cap ETF (a)	285,160	10,502,443
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $46,306,989)		50,498,604

TOTAL INVESTMENTS - 99.9% (Cost $46,306,989)		50,498,604
Other Assets in Excess of Liabilities – 0.1%		59,550
TOTAL NET ASSETS - 100.0%		$50,558,154

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Affiliated company as defined by the Investment Company Act of 1940.

	Share Activity				Period Ended July 31, 2024
Security Name	Balance as of May 1, 2024	Purchases	Sales	Balance July 31, 2024	Value	Dividend Income	Gain/(Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliates
Pacer Trendpilot 100 ETF	150,803	800	(14,132)	137,471	$9,819,554	$-	$315,371	$309,642
Pacer Trendpilot International ETF	356,544	7,100	(22,427)	341,217	10,127,764	-	115,938	439,233
Pacer Trendpilot US Bond ETF	508,593	12,800	(31,007)	490,386	10,044,674	179,836	1,203	261,556
Pacer Trendpilot US Large Cap ETF	218,565	1,000	(20,833)	198,732	10,004,169	-	308,793	643,526
Pacer Trendpilot US Mid Cap ETF	292,679	10,800	(18,319)	285,160	10,502,443	-	94,699	767,800

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Pacer Trendpilot Fund of Funds ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Exchange Traded Funds	$50,498,604	$–	$–	$50,498,604
Total Investments	$50,498,604	$–	$–	$50,498,604

Refer to the Schedule of Investments for further disaggregation of investment categories.